Exhibit 99.1
                                                    Trenwick America Corporation

                   UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re: Trenwick America Corporation             Case No.           03-12635(MFW)
                                                Reporting Period:  January 2004

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document      Explanation
Required Documents                                                        Form No.               Attached       Attached
--------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (Con't)          Yes
     Copies of bank statements                                                                   N/A
     Cash disbursements journals                                                                 Yes
Statement of Operations                                                   MOR-2                  Yes
Balance Sheet                                                             MOR-3                  Yes
Status of Postpetition Taxes                                              MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                  N/A
     Copies of tax returns filed during reporting period                                         N/A
Summary of Unpaid Postpetition Debts                                      MOR-4                  Yes
     Listing of aged accounts payable                                                            Yes
Accounts Receivable Reconciliation and Aging                              MOR-5                  Yes
Debtor Questionnaire                                                      MOR-5                  Yes
--------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                              February 20, 2004
------------------------------------------     -----------------------
Signature of Debtor                            Date


/s/ Alan L. Hunte                              February 20, 2004
------------------------------------------     -----------------------
Signature of Joint Debtor                      Date


/s/ Alan L. Hunte                              February 20, 2004
------------------------------------------     -----------------------
Signature of Authorized Individual*            Date


Alan L. Hunte                                  February 20, 2004
------------------------------------------     -----------------------
Printed Name of Authorized Individual*         Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  January 2004

                                                   Bank Accounts
                                 Operating            Payroll            Tax        Other
                              -----------------------------------------------------------
  Cash - Beg of Month          1,094,144.45           35,331.89           NA          NA
                              -----------------------------------------------------------

       Receipts:
       Cash Sales                        --                  --           --          --
     Accounts Rec                        --                  --           --          --
    Loans & Advances                     --                  --           --          --
     Sale of Assets                      --                  --           --          --
        Deposits                 139,371.99                  --           --          --
         Other                     2,989.86                  --           --
     Fund Transfer                       --                  --           --          --
  Transfers (Interco)          2,009,724.03          705,510.88           --          --
                              -----------------------------------------------------------

     Total Receipts            2,152,085.88          705,510.88           --          --
                              -----------------------------------------------------------

     Disbursements:
      Net Payroll                        --         (410,913.52)          --          --
     Payroll Taxes                       --         (294,597.36)          --          --
Sales, Use, & Other Tax                  --                  --           --          --
  Inventory Purchases                    --                  --           --          --
 Secured Rental/Leases          (297,524.09)                 --           --          --
       Insurance                         --                  --           --          --
     Administrative             (748,378.09)                 --           --          --
        Selling                          --                  --           --          --
         Other                           --                  --           --          --
     Transfers (PR)             (705,510.88)                 --           --
   Professional Fees            (530,823.48)                 --           --          --
      Court Costs                        --                  --           --          --
                              -----------------------------------------------------------

  Total Disbursements         (2,282,236.54)        (705,510.88)          --          --
                              -----------------------------------------------------------

     Net Cash Flow              (130,150.66)                 --           --          --
                              -----------------------------------------------------------

   Cash: End of Month            963,993.79           35,331.89           --          --
                              ===========================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
January 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $    963,993.79

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $     35,331.89
                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
January 2004

        Wire Date                    Amount                         Vendor Name
---------------------------       ------------       ----------------------------------------
2004-01-02                           87,454.54       New York Life Benefit Services Co.
2004-01-14                          194,964.53       New York Life Benefit Services Co.
2004-01-21                           45,577.55       Young, Conaway, Stargatt & Taylor, LLP
2004-01-20                            2,436.44       Flexible Spending
Wt total                            330,433.06

       Check Number                  Amount                         Vendor Name
---------------------------       ------------       ----------------------------------------
107976                                   96.25       Damaris Rosado
107977                                  375.54       Lock,Eugene R.
107978                                   48.90       AT&T
107979                               64,833.92       Actuarial Risk Solutions
107980                                  985.00       Advanced Solutions, Inc.
107981                                  970.00       American Academy of Actuaries
107982                                  459.93       Aspen Publishers, Inc.
107983                                  444.25       BMC Solutions, Inc.
107984                                  678.40       Blondie's Treehouse, Inc
107985                                2,550.00       CCBN, INC
107986                                1,487.50       CDW Direct, LLC
107987                                  199.50       COGENT COMMUNICATIONS, INC
107988                                  310.00       Casualty Actuarial Society
107989                                  391.63       Ceridian Employer Services
107990                                  900.00       Cognet Communications, Inc.
107991                              297,524.09       Equity Office Properties, L.L.C.
107992                                  106.75       Executive Charge, Inc.
107993                                  789.97       Federal Express Corporation
107994                                  400.00       Federal Reserve Bank of Cleveland
107995                                  344.50       Fire Systems, Inc
107996                                   74.05       G. Neil Companies
107997                                  760.60       Hi-Tek Business Machines, Inc
107998                                7,137.05       Imagistics International Inc.
107999                                  453.91       Ios Capital
108000                                  524.64       Ios Capital
108001                                4,786.57       Kelly Services, Inc.
108002                                   11.20       MCI
108003                                1,996.50       Milliman USA
108004                                5,277.25       Network Synergy
108005                                  411.58       New England Office Supplies, Inc.
108006                                  127.25       New York Stock Exchange
108007                                1,696.00       OFFICETEAM
108008                                   93.81       P. Rogers & Company
108009                                1,500.00       Propark, Inc.
108010                                   54.80       Skytel
108011                                  617.28       Snet
108012                                5,296.00       Sungard Recovery Services Inc.
108013                                5,025.00       Susan Zicarelli
108014                                   43.50       Verisign, Inc.
108015                                   25.14       Visible Computer Supply Corporation
108016                                3,050.19       West Group

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108017                                  139.30       John Margres
108018                                1,254.82       Robert Crowther
108019                                1,189.25       Robert Holland
108021                                1,950.40       Business Invirons
108022                                1,047.28       CCH Incorporated
108023                                  501.08       Ceridian Employer Services
108024                                3,382.57       Crystal Rock Water Company
108025                                2,799.35       Esposito Design Association
108026                                  270.09       Federal Express Corporation
108027                                  190.80       Ios Capital
108028                                3,888.26       Iron Mountain
108029                                  728.00       Joyce Van Lines, Inc.
108030                                5,295.07       Kelly Services, Inc.
108031                                  611.55       Lason System Inc.
108032                                  195.00       Mail Delivery Service of Stamford, LLC
108033                                1,628.26       New England Office Supplies, Inc.
108034                                  915.84       OFFICETEAM
108035                                   22.05       PRS Courier Worldwide Inc.
108036                                8,029.50       Propark, Inc.
108037                                  103.10       Richard M. Chiarini
108038                                1,621.80       Robert Half
108039                                2,522.80       Robert Half
108040                                   60.00       Secretary of State - Connecticut
108041                                4,162.50       Susan Zicarelli
108042                                2,797.62       Temco Service Industries, Inc.
108043                                4,000.00       United States Postal Services
108044                                   51.00       Barker,Russell
108045                                1,073.10       Daniels,Gary
108046                                   33.99       Leshaw,Jerome B.
108047                                1,501.65       Mary Fortado
108049                                  450.00       Robert Crowther
108050                                4,928.97       Tyler Jr.,Stanlee C.
108051                                  708.80       AT&T
108052                                  985.00       Advanced Solutions, Inc.
108053                                2,400.00       Advanced Systems Concepts
108054                                  706.52       Ashby & Geddes
108055                               22,454.36       Ashby & Geddes
108056                                  407.54       CDW Direct, LLC
108057                                6,122.29       CPT Group Inc
108058                               15,819.20       CYPRESS COMMUNICATIONS
108059                                  319.41       Ceridian Employer Services
108060                                  237.18       Club Sandwich of Stamford
108061                                1,297.04       Commissioner of Inland Revenue
108062                                  711.57       Commissioner of Revenue Services
108063                                  331.57       Connecticut Corporate Caterers,LLC
108064                                   49.36       Connecticut Telephone
108065                              246,053.40       Dewey Ballantine
108066                              284,770.08       Dewey Ballantine
108067                                  112.50       Eastern Benefit Systems, Inc.
108068                                1,795.00       Executive Health EXAMS
108069                                  237.01       Federal Express Corporation
108070                                1,099.55       Glowpoint
108071                                  100.97       Hi-Tek Business Machines, Inc
108072                                2,332.01       IBM

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108073                                   10.29       Ios Capital
108074                                  199.80       Ios Capital
108075                                   85.79       Iron Mountain
108076                                2,222.00       MBSII.net
108077                                  167.55       MCI
108078                                1,559.61       MCI
108079                                  131.30       Network Synergy
108080                                  712.33       New England Office Supplies, Inc.
108081                                1,133.19       Nextel
108082                                1,272.00       OFFICETEAM
108083                                6,854.59       Pitney Bowes
108084                                1,982.03       Pitney Bowes
108085                                4,443.75       Susan Zicarelli
108086                               12,444.00       The Wynnewood Group LLC
108087                                  295.00       Thompson Publishing Group, Inc.
108088                                1,250.00       U.S. Trustee Program Payment Center
108089                                  115.00       AT&T
108090                               67,373.94       Anthem BCBSCT
108091                               18,908.73       Ashby & Geddes
108092                                  880.89       BMW Financial Services
108093                                   64.00       Bloomberg L.P.
108094                                  948.70       Business Invirons
108095                                2,606.14       CDW Direct, LLC
108096                                    2.98       Ceridian Employer Services
108097                                  111.64       Club Sandwich of Stamford
108098                                7,989.36       Delta Dental
108099                                  518.91       Federal Express Corporation
108100                                  618.63       Imagistics International Inc.
108101                                  134.04       Ios Capital
108102                               10,276.99       Kelly Services, Inc.
108103                                  639.73       Lason System Inc.
108104                                   17.15       Marks Bros. Stationers, Inc.
108105                                   63.13       Network Synergy
108106                                1,088.19       New England Office Supplies, Inc.
108107                                3,378.75       Robert Half
108108                                3,604.00       Robert Half
108109                                  616.75       Snet
108110                                   60.00       Society of Insurance Financial Managemen
108111                                9,843.75       Susan Zicarelli
108112                               10,000.00       U.S. Trustee Program Payment Center
108113                                8,417.20       Unum Life Insurance Company of America
108114                                  209.88       Wall Street Journal
108115                                1,641.23       Hammond,Noreen A.
108118                                  135.58       Nicole Morris
108119                                2,010.27       Stephen Zielinski

cks total                         1,246,292.60

Total January disbursements       1,576,725.66
===========================       ============

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation                             Case No. 03-12635 (MFW)
          Debtor                                Reporting Period: January 2004

                             Statement of Operations
                               (Income Statement)

======================================================================================
                                                      Month Ended         Cumulative
REVENUES                                              January 2004      Filing to Date
======================================================================================
Gross Revenues                                        $    25,587        $    239,742
--------------------------------------------------------------------------------------
Less: Returns and Allowances                                   --                  --
======================================================================================
Net Revenue                                           $    25,587        $    239,742
--------------------------------------------------------------------------------------
COST OF GOODS SOLD                                             --                  --
--------------------------------------------------------------------------------------
Beginning Inventory                                            --                  --
--------------------------------------------------------------------------------------
Add: Purchases                                                 --                  --
--------------------------------------------------------------------------------------
Add:Cost of Labor                                              --                  --
--------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                           --                  --
--------------------------------------------------------------------------------------
Less: Ending Inventory                                         --                  --
--------------------------------------------------------------------------------------
Cost of Goods Sold                                             --                  --
======================================================================================
Gross Profit                                               25,587             239,742
--------------------------------------------------------------------------------------
OPERATING EXPENSES                                             --
--------------------------------------------------------------------------------------
Advertising                                                    --                  --
--------------------------------------------------------------------------------------
Auto and Truck Expense                                         30                  76
--------------------------------------------------------------------------------------
Bad Debts                                                      --                  --
--------------------------------------------------------------------------------------
Contributions                                              (2,500)             (2,500)
--------------------------------------------------------------------------------------
Employee Benefits Programs                                  4,745              11,444
--------------------------------------------------------------------------------------
Insider compensation*                                      85,725             208,296
--------------------------------------------------------------------------------------
Insurance                                                     694               4,544
--------------------------------------------------------------------------------------
Management Fees/Bonuses **                               (329,095)           (167,765)
--------------------------------------------------------------------------------------
Office Expense                                             (1,605)             28,352
--------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                              5,888              16,370
--------------------------------------------------------------------------------------
Repairs and Maintenance                                        47               1,768
--------------------------------------------------------------------------------------
Rent and Lease Expense                                     70,483             185,494
--------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                 159,157             214,919
--------------------------------------------------------------------------------------
Supplies                                                    8,526              19,928
--------------------------------------------------------------------------------------
Taxes-Payroll                                              70,353              73,850
--------------------------------------------------------------------------------------
Taxes-Real Estate                                              --                  --
--------------------------------------------------------------------------------------
Taxes-Other                                                   934               6,934
--------------------------------------------------------------------------------------
Travel and Entertainment                                      256               1,067
--------------------------------------------------------------------------------------
Utilities                                                      99               1,099
--------------------------------------------------------------------------------------
Other (attach schedule)                                    11,477           5,691,379
======================================================================================
Total Operating Expenses Before Depreciation               85,215           6,295,256
--------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                         5,578             246,292
======================================================================================
Net Profit(Loss) Before Other Income & Expenses           (65,207)         (6,301,807)
--------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                      --
--------------------------------------------------------------------------------------
Other Income (attach schedule)                           (945,879)        (46,637,527)
--------------------------------------------------------------------------------------
Interest Expense                                               --                  --
--------------------------------------------------------------------------------------
Other Expense (attach schedule)                                --                  --
======================================================================================
Net Profit (Loss) Before Reorganization Items          (1,011,086)        (52,939,334)
--------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                           --
--------------------------------------------------------------------------------------
Professional Fees                                              --                  --
--------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                    --                  --
--------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                            --
--------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                  3,663              28,522
--------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                              --           2,039,145
--------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)            16,055           2,055,200
--------------------------------------------------------------------------------------
Total Reorganization Expenses                             (12,392)         (2,026,678)
======================================================================================
Income Taxes                                                   --             (73,536)
--------------------------------------------------------------------------------------
Net Profit (Loss)                                     $(1,023,478)       $(54,892,476)
======================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not included in this amount.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation                             Case No. 03-12635 (MFW)
          Debtor                                Reporting Period: January 2004

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  January 2004       Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                --                1,888
--------------------------------------------------------------------------------
Audit Fees                                             --                 (128)
--------------------------------------------------------------------------------
Accounting & Tax Fees                              10,000              134,154
--------------------------------------------------------------------------------
Other Fees                                             --            5,522,659
--------------------------------------------------------------------------------
Data Processing                                     1,343               30,799
--------------------------------------------------------------------------------
Seminars & Continuing Education                        74                1,886
--------------------------------------------------------------------------------
Dues & Subscriptions                                   60                  121
--------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                               11,477            5,691,379
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                    (945,879)         (46,637,527)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               (945,879)         (46,637,527)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                            16,055            2,055,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation                             Case No. 03-12635 (MFW)
          Debtor                                Reporting Period: January 2004

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF           BOOK VALUE ON
                             ASSETS                                          CURRENT REPORTING MONTH         PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                     5,883,505                  4,532,566
---------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                --                         --
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            51,499,163                 48,745,299
---------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                             --                         --
---------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                  --                         --
---------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                        215,408                    503,054
---------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                    1,000                     10,000
---------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                  340,703                    327,755
---------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                              $  57,939,779              $  54,118,674
---------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                               --                         --
---------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                      --                         --
---------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                             16,639,787                 20,723,654
---------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                3,485,693                  3,485,693
---------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                     --                         --
---------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                       (15,183,609)               (15,433,035)
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                        $   4,941,871              $   8,776,312
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      115,340                    266,900
---------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                      206,965,287                249,660,381
---------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                $ 207,080,627              $ 249,927,281
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $ 269,962,277              $ 312,822,267
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                 CURRENT REPORTING MONTH         PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        535,353                         --
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                          --                         --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           801,768                         --
---------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                --                         --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                             --                         --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                    --                         --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            --                         --
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                     --                         --
---------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                      1,499,349                         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $   2,836,471              $          --
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                 --                         --
---------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                --                         --
---------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                      291,015,915                289,648,446
---------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $ 291,015,915              $ 289,648,446
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   293,852,385                289,648,446
---------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                               100                        100
---------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                          266,985,085                266,985,085
---------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                    --                         --
---------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                       --                         --
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (246,858,372)              (246,858,372)
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                   (54,892,476)                        --
---------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        10,875,555                  3,047,008
---------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                        --                         --
---------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                  $ (23,890,108)             $  23,173,821
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                              $ 269,962,277              $ 312,822,267
===========================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation                             Case No. 03-12635 (MFW)
          Debtor                                Reporting Period: January 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF        BOOK VALUE ON
             ASSETS                   CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                       340,703                  327,755
--------------------------------------------------------------------------------
                                           $    340,703             $    327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                     1,308,827                1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                  205,654,465              244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                        1,996                3,602,213
--------------------------------------------------------------------------------
                                           $206,965,287             $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                 63,408                1,333,307
--------------------------------------------------------------------------------
Accrued Expenses                                230,591                       --
--------------------------------------------------------------------------------
Interest Payable                             12,728,025               12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                 5,002,200                2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                            82,787,757               82,787,757
--------------------------------------------------------------------------------
Indebtedness                                190,203,934              190,197,598
--------------------------------------------------------------------------------
                                           $291,015,915             $289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                911,655                       --
--------------------------------------------------------------------------------
Due to Affiliates                               587,694                       --
--------------------------------------------------------------------------------
                                           $  1,499,349             $         --
--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                       $ 10,875,555             $  3,047,008
--------------------------------------------------------------------------------
                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: January 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------
                                Beginning      Amount                                                    Ending
                                   Tax       Withheld or      Amount          Date        Check. No       Tax
                                Liability      Accrued         Paid           Paid          or EFT     Liability
================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------
Withholding                        --          127,715       127,715       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
FICA-Employee                      --           52,756        52,756       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
FICA-Employer                      --           52,756        52,756       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
Unemployment                       --            3,789         3,789       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
Income                             --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
Other:                             --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
  Total Federal Taxes              --          237,016       237,016                                       --
----------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------
Withholding                        --           34,739        34,739       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
Sales                              --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
Excise                             --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
Unemployment                       --           22,842        22,842       1/14, 1/29         EFT          --
----------------------------------------------------------------------------------------------------------------
Real Property                      --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
Personal Property                  --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
Other:                             --               --            --                                       --
----------------------------------------------------------------------------------------------------------------
  Total State and Local            --           57,581        57,581                                       --
----------------------------------------------------------------------------------------------------------------
Total Taxes                        --          294,597       294,597                           --          --
----------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------
                                                                    Number of Days Past Due
                                                  =============================================================
                                                  Current    0-30       31-60     61-90      Over 90     Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                    --      535,353      --        --           --      535,353
---------------------------------------------------------------------------------------------------------------
Wages Payable                                       --                                                       --
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                --
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                       --
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                      --
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                    --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                            --
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                      --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                       --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                       --
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                            --      535,353      --        --           --      535,353
---------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Listing of aged accounts payable
Trenwick America Corporation
January 31, 2004

             Vendor                Invoice Date        Services        Invoice Number        Amount               Activity
             ------                ------------        --------        --------------        ------               --------
         Ashby & Geddes              1/22/2004    September expenses    ASH120-02000       12,089.70    Bankruptcy related services
         Dewy Ballantine             1/20/2004    September expenses    DEW595-02000       59,505.00    Bankruptcy related services
         Dr. Ben Branch              1/22/2004    September expenses    DRB100-02000       10,026.00    Bankruptcy related services
         Dr. Ben Branch              1/22/2004    September expenses    DRB248-02000        2,484.00    Bankruptcy related services
Young, Conway, Stargatt & Taylor     1/22/2004    September expenses    YOU110-02000       11,070.50    Bankruptcy related services
         Ashby & Geddes              1/22/2004     October expenses     ASH464-02000        4,646.00    Bankruptcy related services
        Dewey Ballantine             1/20/2004     October expenses     DEW690-02000       69,024.00    Bankruptcy related services
         Dr. Ben Branch              1/22/2004     October expenses     DRB121-02000       12,192.00    Bankruptcy related services
         Dr. Ben Branch              1/22/2004     October expenses     DRB304-02000        3,048.00    Bankruptcy related services
Young, Conway, Stargatt & Taylor     1/22/2004     October expenses     YOU422-02000       42,247.90    Bankruptcy related services
Young, Conway, Stargatt & Taylor     1/22/2004     October expenses     YOU926-02000        9,260.60    Bankruptcy related services
         Ashby & Geddes               01/22/04    November expenses     ASH380-02000        3,809.40    Bankruptcy related services
        Dewey Ballantine              01/20/04    November expenses     DEW207-02000      207,408.43    Bankruptcy related services
        Dewey Ballantine              01/20/04    November expenses     DEW500-02000       50,049.90    Bankruptcy related services
         Dr. Ben Branch               01/22/04    November expenses     DRB240-02000        2,400.00    Bankruptcy related services
         Dr. Ben Branch               01/22/04    November expenses     DRB600-02000          600.00    Bankruptcy related services
Young, conway, Stargatt & Taylor     1/29/2004    November expenses     YOU291-02000       29,196.29    Bankruptcy related services
Young, conway, Stargatt & Taylor     1/29/2004    November expenses     YOU629-02000        6,295.70    Bankruptcy related services
                                                                                        ------------
                                                                           Current      $ 535,353.42
                                                                                        ------------

                                                                                        ------------
                                                                         Grand Total      535,353.42
                                                                                        ============

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation                             Case No. 03-12635 (MFW)
          Debtor
                                                Reporting Period: January 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

==================================================================     ===============
Accounts Receivable Reconciliation                                          Amount
==================================================================     ===============
Total Accounts Receivable at the beginning of the reporting period      51,459,048.27
------------------------------------------------------------------     ---------------
+ Amounts billed during the peiod                                        2,134,625.56
------------------------------------------------------------------     ---------------
- Amounts collected during the peiod                                    (2,094,511.28)
------------------------------------------------------------------     ---------------
Total Accounts Receivable at the end of the reporting period            51,499,162.55
------------------------------------------------------------------     ---------------

==================================================================     ===============
Accounts Receivable Aging                                                   Amount
==================================================================     ===============
0 - 30 days old                                                          2,134,625.56
------------------------------------------------------------------     ---------------
31 - 60 days old                                                           (32,860.53)
------------------------------------------------------------------     ---------------
61 - 90 days old                                                           122,675.64
------------------------------------------------------------------     ---------------
91 + days old                                                           60,928,050.88
------------------------------------------------------------------     ---------------
Total Accounts Receivable                                               63,152,491.55
------------------------------------------------------------------     ---------------
Amount considered uncollectible (Bad Debt)                             (11,653,329.00)
------------------------------------------------------------------     ---------------
Accounts Receivable (Net)                                               51,499,162.55
------------------------------------------------------------------     ---------------

                              DEBTOR QUESTIONNAIRE

=======================================================        =============
Must be completed each month                                   Yes       No
=======================================================        =============
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                      X
=======================================================        =============
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide and explanation
      below.                                                             X
=======================================================        =============
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.               X
=======================================================        =============
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect?
      If no, provide an explanation below.                      X
-------------------------------------------------------        -------------

                                                                      FORM MOR-5
                                                                          (9/99)